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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): March 11, 1997



                          AMERICAN HEALTHCORP, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                       000-19364                      62-1117144
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    (State or               (Commission File Number)          (I.R.S. Employer
 other jurisdiction                                          Identification No.)
 of incorporation)


One Burton Hills Boulevard, Nashville, Tennessee                   37215
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   (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (615) 665-1122


                                  Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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        American Healthcorp, Inc. (the "Company") has issued a press release, dated March 11, 1997, regarding the execution of a distribution agreement (the "Distribution Agreement") pursuant to which the Company will distribute a dividend to its stockholders consisting of all of the AmSurg Corp. common stock held by the Company. AmSurg Corp. is a majority-owned subsidiary of the Company. The press release and Distribution Agreement are filed as exhibits hereto and are incorporated herein by reference.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN HEALTHCORP, INC.


Date: March 11, 1997                    By: /s/ Henry D. Herr
                                            ----------------------------------
                                            Henry D. Herr
                                            Executive Vice President and Chief
                                            Financial Officer

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                                EXHIBIT INDEX


Item            Description
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2.1             Distribution Agreement by and between American Healthcorp, Inc.
                and AmSurg Corp., dated March 7, 1997 (incorporated by reference to Exhibit 2.1 to the AmSurg Corp. Registration
                Statement on Form 10 dated March 11, 1997).

99              Press Release, dated March 11, 1997